EXHIBIT 10.3

                                    EXHIBIT A


                                  FORM OF NOTE

         THESE SECURITIES INCLUDING ANY UNDERLYING SECURITIES (THE "SECURITIES") HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE AND MAY NOT BE SOLD OR OFFERED FOR SALE IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES OR AN OPINION OF COUNSEL OR OTHER EVIDENCE ACCEPTABLE TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED, AND ARE SUBJECT TO CERTAIN RESTRICTIONS CONTAINED IN THE FINANCING AGREEMENT (AS DEFINED BELOW).

$250,000.00                                                   October 19th, 2006


                               SLM HOLDINGS, INC.

                    10% CONVERTIBLE NOTE DUE April 19th, 2007


         This Note is one of a duly authorized issue of up to $500,000 in Notes of SLM Holdings, Inc., a corporation organized and existing under the laws of the State of Delaware (the "Company") designated as its 10% Convertible Notes (the "Series").

         This Note is being issued pursuant to the terms of the Bridge Loan Financing Agreement, dated October 19th, 2006 (the "Financing Agreement"), to which the Company and the Holder (as defined below) or the Holder's predecessor in interest are parties. Capitalized terms not otherwise defined herein shall have the meanings ascribed to them in the Financing Agreement.

         FOR VALUE RECEIVED, subject to Section 2 below, the Company promises to pay to Richard Joyce, the registered holder hereof (the "Holder"), the principal sum of Two Hundred and Fifty Thousand Dollars ($250,000.00) on April 19th, 2007 (the "Maturity Date") and to pay interest on the principal sum outstanding from time to time at the rate of 10% per annum (based on a 365 day calendar year). Interest shall accrue from the Loan Date and, subject to Section 2 below, shall be payable on the Maturity Date.

                  This Note is subject to the following additional provisions to which the Holder, by acceptance of this Note, agrees:

         1. PREPAYMENT. The Company may prepay this Note, in whole or in part, at any time without prepayment premium or penalty. Any prepayment shall be credited first to accrued and unpaid interest and then to outstanding principal.

         2. CONVERSION INTO COMMON STOCK. At any time prior to the Maturity Date, at the option of the Holder exercisable by delivery of written notice to the Company prior to the Maturity Date (the "Conversion Notice"), all or any portion of the outstanding principal amount of this Note, together with all accrued and unpaid interest thereon, may be converted into common stock, par value $.0001 per share, of the Company ("Common Stock"). The effective date of the conversion (the "Conversion Date") shall be the date the Conversion Notice is received by the Company. The number of shares of Common Stock deliverable upon conversion of this Note (the "Conversion Shares"), in whole or in part, shall be determined by reference to the following formula: one share of Common Stock for each $0.20 of Note principal and interest being converted, with no fractional shares being issued. One or more certificates for the Conversion Shares shall be delivered to the Holder within ten (10) business days after the Conversion Date.

         Upon conversion of all amounts payable under this Note and issuance and delivery of all Conversions Shares to the Holder in accordance with the terms hereof, this Note shall be cancelled and of no further force or effect.

         3. INSOLVENCY. The entire unpaid principal of this Note together with any accrued and unpaid interest thereon shall become immediately due and payable upon the occurrence of any of the following events: (a) the dissolution of the Company; (b) the admission in writing of the Company's inability to pay its debts as they become due; (c) any assignment by the Company for the benefit of creditors; (d) any application by the Company for appointment of a receiver; or (e) the commencement by the Company of a voluntary case under any provision of the Federal Bankruptcy Code (the "Code") or amendments thereto or any other federal or state law affording relief to debtors; or there shall be commenced against the Company any such proceeding, application or an involuntary case under the Code which proceeding, application or case is not dismissed or withdrawn within 90 days of commencement or filing, as the case may be.

         4. SECURITY AND DEFAULT REMEDY. The Company and its primary Principles, Jason Bishara (Executive Chairman) and Peter Cohen (VP and Director of Operations) hereby acknowledge the following default remedy in the event circumstances cause any portion of this Note to become in Default; The Lender shall be entitled to receive a Default Remedy in the amount of Five Hundred
Thousand additional Shares of The Companies Common Stock within ten days following the default. This in no way shall satisfy any of the Loan provisions detailed in the Bridge Loan Financing Agreement. Both Bishara and Cohen acknowledge that the default shares shall be transferred from their own personal holdings of SLM Common stock on a pro rata basis according to current ownership. Additionally, the Company and its Principles further agree to a default remedy of 50,000 Shares for each additional month that the Note remains in default. These shares are also to be transferred from the personal holdings of Mr. Bishara and Mr. Cohen.

         5. RESTRICTIONS ON TRANSFER. This Note is non-negotiable and may not be sold, transferred, pledged, assigned or hypothecated without the prior written consent of the Company.

         6. REPRESENTATIONS OF HOLDER. The Holder of this Note, by acceptance hereof, agrees that this Note is being acquired for investment and that such Holder will not offer, sell or otherwise dispose of this Note except under circumstances which will not result in a violation of the Securities Act of 1933, as amended, or any applicable state Blue Sky or similar laws relating to the sale of securities. By acceptance of this Note, Holder hereby repeats and reaffirms all of Holder's representations, warranties and agreements set forth in the Financing Agreement and in that certain Subscription Agreement of even date therewith between the Company and Holder.

         7.       REGISTRATION RIGHTS.

                  (a)      Piggy-Back Rights.

                           (i)      If at any time  following an initial  public
offering of the Company's securities the Company proposes to register its securities under the Securities Act of 1933, as amended (the "Securities Act") for sale to the public (including shelf registration on Form S-3), whether for its own account or for the account of other security holders for sale to the public (except for registrations pursuant to registration statements on Form S-8, S-4 or another form not available for registering the), each such time it will give written notice to the Holder of such proposed registration at least twenty (20) days prior to the filing of a registration statement. Upon the written request of the Holder given within ten (10) days after receipt of any such notice, to register any of the Conversion Shares ("Eligible Securities"), the Company will use reasonable efforts to cause the Eligible Securities as to which registration shall have been so requested to be covered by the registration statements proposed to be filed by the Company (the "Piggyback Registration") and to cause such Piggyback Registration to become and remain effective for a period of not less than 120 days (or until such time as all securities sold thereunder shall have been sold).

                           (ii)     If   a   Piggyback    Registration   is   an
underwritten primary registration on behalf of the Company, and the managing underwriter thereof advises the Company in writing (with a copy to the Holder) that in its opinion the number of securities requested to be included in such registration exceeds the number which can be sold in such offering, the Company will include in such registration: (A) first, the securities the Company proposes to sell; and (B) second, the securities any other security holder of the Company (including the Holder) proposes to sell in proportion to the number of securities each proposes to sell.

                           (iii)    If   a   Piggyback    Registration   is   an
underwritten secondary registration on behalf of the Company's security holders, and the managing underwriter thereof advises the Company in writing (with a copy to the Holder) that in its opinion the number of securities requested to be included in such registration exceeds the number which can be sold in such offering, the Company will include in such registration: (A) first, the securities the security holders of the Company which have exercised contractual demand registration rights in connection with such registration propose to sell, in proportion to the number of securities each proposes to sell; and (B) second, the securities any other security holder of the Company (including the Holder) proposes to sell in proportion to the number of securities each proposes to sell.

                  (b) Indemnity. The Company will indemnify and hold harmless the Holder, the officers, directors, partners and employees of the Holder and each underwriter of securities sold by the Holder pursuant to Section 6(a)(i) of this Note (and any Person who controls the

Holder or underwriter within the meaning of Section 15 of the Securities Act) against all claims, losses, damages, liabilities, actions and expenses resulting from any untrue statement or alleged untrue statement of a material fact contained in a prospectus or in any related registration statement, notification or the like or from any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as the same may have been based on information furnished in writing to the Company by the Holder or such underwriter expressly for use therein and used in accordance with such writing. The Company agrees to reimburse each indemnified Person for any legal or any other expenses reasonably incurred in connection with investigating or defending any such loss, claim, damage, liability, action or expense. Such indemnity shall remain in full force and effect irrespective of any investigation by any Person indemnified above.

                  (c) Expenses. The Company shall pay all expenses incurred by complying with Section 6(a)(i), including without limitation all registration and filing fees, printing expenses, fees and disbursements of counsel and independent public accountants for the Company, fees and expenses (including counsel fees) incurred in connection with complying with state securities or "Blue Sky" laws (other than those which by law must be paid by the selling security holders), fees of the National Association of Securities Dealers, Inc., transfer taxes, fees or transfer agents and registrars and stock exchange listing fees, but excluding all underwriting discounts and selling commissions applicable to the sale of Eligible Securities. All expenses of participating sellers other than those assumed by the Company in this Note shall be borne by such sellers in proportion to the number of shares sold by each seller or as they may otherwise agree.

                  (d) Registration Covenants of the Company. In the event that any securities of the Company are to be registered pursuant to this Section 6, the Company covenants and agrees that the Company will use its best efforts to effect the registration and cooperate in the sale of the Eligible Securities to be registered and will take such other actions as shall be reasonably requested by the Holder in connection with the Piggyback Registration.

         8.       MISCELLANEOUS.

                  (a) No recourse shall be had for the payment of the principal of, or the interest on, this Note, or for any claim based hereon, or otherwise in respect hereof, against any incorporator, shareholder, officer, director, or agent as such, past, present or future, of the Company or any successor corporation, whether by virtue of any constitution, statute or rule of law, or by the enforcement of any assessment or penalty or otherwise, all such liability being, by the acceptance hereof and as part of the consideration for the issue hereof, expressly waived and released.

                  (b) All payments contemplated hereby to be made "in cash" shall be made in immediately available good funds in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts. All payments of cash and each delivery of shares of Common Stock issuable to the Holder as contemplated hereby shall be made to the Holder at the address last appearing on the Note Register of the Company as designated in writing by the Holder from time to time; except that the Holder can designate, by notice to the Company, a different delivery address for any one or more specific payments or deliveries.

                  (c) This Note shall be governed by and construed in accordance with the laws of the State of New York without regard to its conflicts of laws principles. Each of the parties consents to the jurisdiction of the federal courts whose districts encompass any part of the City of New York or the state courts of the State of New York sitting in the City of New York in connection with any dispute arising under this Agreement and hereby waives, to the maximum extent permitted by law, any objection, including any objection based on forum non coveniens, to the bringing of any such proceeding in such jurisdictions.

                  (d) Nothing contained in this Note shall be construed as conferring upon the Holder the right to vote or to receive dividends or to consent or receive notice as a shareholder in respect of any meeting of shareholders or any rights whatsoever as a shareholder of the Company, unless and to the extent converted in accordance with the terms hereof.

         IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed by an officer thereunto duly authorized.


                                         SLM HOLDINGS, INC.


                                         By:
                                             --------------------------
                                             Jason Bishara
                                             Executive Chairman

                                    EXHIBIT A


                                  FORM OF NOTE

         THESE SECURITIES INCLUDING ANY UNDERLYING SECURITIES (THE "SECURITIES") HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE AND MAY NOT BE SOLD OR OFFERED FOR SALE IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES OR AN OPINION OF COUNSEL OR OTHER EVIDENCE ACCEPTABLE TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED, AND ARE SUBJECT TO CERTAIN RESTRICTIONS CONTAINED IN THE FINANCING AGREEMENT (AS DEFINED BELOW).

$250,000.00                                                   October 20th, 2006


                               SLM HOLDINGS, INC.

                    10% CONVERTIBLE NOTE DUE April 20th, 2007


         This Note is one of a duly authorized issue of up to $500,000 in Notes of SLM Holdings, Inc., a corporation organized and existing under the laws of the State of Delaware (the "Company") designated as its 10% Convertible Notes (the "Series").

         This Note is being issued pursuant to the terms of the Bridge Loan Financing Agreement, dated October 19th, 2006 (the "Financing Agreement"), to which the Company and the Holder (as defined below) or the Holder's predecessor in interest are parties. Capitalized terms not otherwise defined herein shall have the meanings ascribed to them in the Financing Agreement.

         FOR VALUE RECEIVED, subject to Section 2 below, the Company promises to pay to Richard Joyce, the registered holder hereof (the "Holder"), the principal sum of Two Hundred and Fifty Thousand Dollars ($250,000.00) on April 20th, 2007 (the "Maturity Date") and to pay interest on the principal sum outstanding from time to time at the rate of 10% per annum (based on a 365 day calendar year). Interest shall accrue from the Loan Date and, subject to Section 2 below, shall be payable on the Maturity Date.

                  This Note is subject to the following additional provisions to which the Holder, by acceptance of this Note, agrees:

         1. PREPAYMENT. The Company may prepay this Note, in whole or in part, at any time without prepayment premium or penalty. Any prepayment shall be credited first to accrued and unpaid interest and then to outstanding principal.

         2. CONVERSION INTO COMMON STOCK. At any time prior to the Maturity Date, at the option of the Holder exercisable by delivery of written notice to the Company prior to the Maturity Date (the "Conversion Notice"), all or any portion of the outstanding principal amount of this Note, together with all accrued and unpaid interest thereon, may be converted into common stock, par value $.0001 per share, of the Company ("Common Stock"). The effective date of the conversion (the "Conversion Date") shall be the date the Conversion Notice is received by the Company. The number of shares of Common Stock deliverable upon conversion of this Note (the "Conversion Shares"), in whole or in part, shall be determined by reference to the following formula: one share of Common Stock for each $0.20 of Note principal and interest being converted, with no fractional shares being issued. One or more certificates for the Conversion Shares shall be delivered to the Holder within ten (10) business days after the Conversion Date.

         Upon conversion of all amounts payable under this Note and issuance and delivery of all Conversions Shares to the Holder in accordance with the terms hereof, this Note shall be cancelled and of no further force or effect.

         3. INSOLVENCY. The entire unpaid principal of this Note together with any accrued and unpaid interest thereon shall become immediately due and payable upon the occurrence of any of the following events: (a) the dissolution of the Company; (b) the admission in writing of the Company's inability to pay its debts as they become due; (c) any assignment by the Company for the benefit of creditors; (d) any application by the Company for appointment of a receiver; or (e) the commencement by the Company of a voluntary case under any provision of the Federal Bankruptcy Code (the "Code") or amendments thereto or any other federal or state law affording relief to debtors; or there shall be commenced against the Company any such proceeding, application or an involuntary case under the Code which proceeding, application or case is not dismissed or withdrawn within 90 days of commencement or filing, as the case may be.

         4. SECURITY AND DEFAULT REMEDY. The Company and its primary Principles, Jason Bishara (Executive Chairman) and Peter Cohen (VP and Director of Operations) hereby acknowledge the following default remedy in the event circumstances cause any portion of this Note to become in Default; The Lender shall be entitled to receive a Default Remedy in the amount of Five Hundred
Thousand additional Shares of The Companies Common Stock within ten days following the default. This in no way shall satisfy any of the Loan provisions detailed in the Bridge Loan Financing Agreement. Both Bishara and Cohen acknowledge that the default shares shall be transferred from their own personal holdings of SLM Common stock on a pro rata basis according to current ownership. Additionally, the Company and its Principles further agree to a default remedy of 50,000 Shares for each additional month that the Note remains in default. These shares are also to be transferred from the personal holdings of Mr. Bishara and Mr. Cohen.

         5. RESTRICTIONS ON TRANSFER. This Note is non-negotiable and may not be sold, transferred, pledged, assigned or hypothecated without the prior written consent of the Company.

         6. REPRESENTATIONS OF HOLDER. The Holder of this Note, by acceptance hereof, agrees that this Note is being acquired for investment and that such Holder will not offer, sell or otherwise dispose of this Note except under circumstances which will not result in a violation of the Securities Act of 1933, as amended, or any applicable state Blue Sky or similar laws relating to the sale of securities. By acceptance of this Note, Holder hereby repeats and reaffirms all of Holder's representations, warranties and agreements set forth in the Financing Agreement and in that certain Subscription Agreement of even date therewith between the Company and Holder.

         7.       REGISTRATION RIGHTS.

                  (a)      Piggy-Back Rights.

                           (i)      If at any time  following an initial  public
offering of the Company's securities the Company proposes to register its securities under the Securities Act of 1933, as amended (the "Securities Act") for sale to the public (including shelf registration on Form S-3), whether for its own account or for the account of other security holders for sale to the public (except for registrations pursuant to registration statements on Form S-8, S-4 or another form not available for registering the), each such time it will give written notice to the Holder of such proposed registration at least twenty (20) days prior to the filing of a registration statement. Upon the written request of the Holder given within ten (10) days after receipt of any such notice, to register any of the Conversion Shares ("Eligible Securities"), the Company will use reasonable efforts to cause the Eligible Securities as to which registration shall have been so requested to be covered by the registration statements proposed to be filed by the Company (the "Piggyback Registration") and to cause such Piggyback Registration to become and remain effective for a period of not less than 120 days (or until such time as all securities sold thereunder shall have been sold).

                           (ii)     If   a   Piggyback    Registration   is   an
underwritten primary registration on behalf of the Company, and the managing underwriter thereof advises the Company in writing (with a copy to the Holder) that in its opinion the number of securities requested to be included in such registration exceeds the number which can be sold in such offering, the Company will include in such registration: (A) first, the securities the Company proposes to sell; and (B) second, the securities any other security holder of the Company (including the Holder) proposes to sell in proportion to the number of securities each proposes to sell.

                           (iii)    If   a   Piggyback    Registration   is   an
underwritten secondary registration on behalf of the Company's security holders, and the managing underwriter thereof advises the Company in writing (with a copy to the Holder) that in its opinion the number of securities requested to be included in such registration exceeds the number which can be sold in such offering, the Company will include in such registration: (A) first, the securities the security holders of the Company which have exercised contractual demand registration rights in connection with such registration propose to sell, in proportion to the number of securities each proposes to sell; and (B) second, the securities any other security holder of the Company (including the Holder) proposes to sell in proportion to the number of securities each proposes to sell.

                  (b) Indemnity. The Company will indemnify and hold harmless the Holder, the officers, directors, partners and employees of the Holder and each underwriter of securities sold by the Holder pursuant to Section 6(a)(i) of this Note (and any Person who controls the

Holder or underwriter within the meaning of Section 15 of the Securities Act) against all claims, losses, damages, liabilities, actions and expenses resulting from any untrue statement or alleged untrue statement of a material fact contained in a prospectus or in any related registration statement, notification or the like or from any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as the same may have been based on information furnished in writing to the Company by the Holder or such underwriter expressly for use therein and used in accordance with such writing. The Company agrees to reimburse each indemnified Person for any legal or any other expenses reasonably incurred in connection with investigating or defending any such loss, claim, damage, liability, action or expense. Such indemnity shall remain in full force and effect irrespective of any investigation by any Person indemnified above.

                  (c) Expenses. The Company shall pay all expenses incurred by complying with Section 6(a)(i), including without limitation all registration and filing fees, printing expenses, fees and disbursements of counsel and independent public accountants for the Company, fees and expenses (including counsel fees) incurred in connection with complying with state securities or "Blue Sky" laws (other than those which by law must be paid by the selling security holders), fees of the National Association of Securities Dealers, Inc., transfer taxes, fees or transfer agents and registrars and stock exchange listing fees, but excluding all underwriting discounts and selling commissions applicable to the sale of Eligible Securities. All expenses of participating sellers other than those assumed by the Company in this Note shall be borne by such sellers in proportion to the number of shares sold by each seller or as they may otherwise agree.

                  (d) Registration Covenants of the Company. In the event that any securities of the Company are to be registered pursuant to this Section 6, the Company covenants and agrees that the Company will use its best efforts to effect the registration and cooperate in the sale of the Eligible Securities to be registered and will take such other actions as shall be reasonably requested by the Holder in connection with the Piggyback Registration.

         8.       MISCELLANEOUS.

                  (a) No recourse shall be had for the payment of the principal of, or the interest on, this Note, or for any claim based hereon, or otherwise in respect hereof, against any incorporator, shareholder, officer, director, or agent as such, past, present or future, of the Company or any successor corporation, whether by virtue of any constitution, statute or rule of law, or by the enforcement of any assessment or penalty or otherwise, all such liability being, by the acceptance hereof and as part of the consideration for the issue hereof, expressly waived and released.

                  (b) All payments contemplated hereby to be made "in cash" shall be made in immediately available good funds in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts. All payments of cash and each delivery of shares of Common Stock issuable to the Holder as contemplated hereby shall be made to the Holder at the address last appearing on the Note Register of the Company as designated in writing by the Holder from time to time; except that the Holder can designate, by notice to the Company, a different delivery address for any one or more specific payments or deliveries.

                  (c) This Note shall be governed by and construed in accordance with the laws of the State of New York without regard to its conflicts of laws principles. Each of the parties consents to the jurisdiction of the federal courts whose districts encompass any part of the City of New York or the state courts of the State of New York sitting in the City of New York in connection with any dispute arising under this Agreement and hereby waives, to the maximum extent permitted by law, any objection, including any objection based on forum non coveniens, to the bringing of any such proceeding in such jurisdictions.

                  (d) Nothing contained in this Note shall be construed as conferring upon the Holder the right to vote or to receive dividends or to consent or receive notice as a shareholder in respect of any meeting of shareholders or any rights whatsoever as a shareholder of the Company, unless and to the extent converted in accordance with the terms hereof.

         IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed by an officer thereunto duly authorized.


                                         SLM HOLDINGS, INC.


                                         By:
                                             --------------------------
                                             Jason Bishara
                                             Executive Chairman

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